UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   August 9, 2002


                         Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------           -----------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


                4902 N. Biltmore Lane, Madison, Wisconsin 53718
         -----------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibits are being filed herewith:
                 --------

                 (99.1) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.

                 (99.2) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.


Item 9.    Regulation FD Disclosure.
------     ------------------------

           On August 9, 2002, pursuant to Securities Exchange Commission ("SEC") Order No. 4-460, Erroll B. Davis, Jr., the principal executive officer of Alliant Energy Corporation (the "Company"), filed with the SEC a Statement Under Oath of Principle Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002, and Thomas M. Walker, the principal financial officer of the Company, filed with the SEC a Statement Under Oath of Principle Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which such officers executed them as Exhibits 99.1 and 99.2, which are incorporated by reference herein.


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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLIANT ENERGY CORPORATION



Date:  August 9, 2002        By:  /s/ John E. Kratchmer
                                  -------------------------------
                                  John E. Kratchmer
                                  Corporate Controller and Chief
                                  Accounting Officer



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


                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                             Dated August 9, 2002


Exhibit
Number
------

(99.1) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.

(99.2) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.




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